EXHIBIT 99(m)

                            MASTER DISTRIBUTION PLAN

                  WHEREAS, Tamarack Funds Trust ("Trust") is registered as an open-end management investment company under the Investment Company Act of 1940 (the "Act") and is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets, and is further authorized to issue one or more classes of shares of each series ("Classes"); and

                  WHEREAS, the Trust intends to engage Voyageur Asset Management Inc. (the "Adviser/Administrator") to render investment management and administrative services with respect to such separate investment portfolios as the Trustees shall establish and designate from time to time; and

                  WHEREAS, the Trust intends to employ Tamarack Distributors Inc. (the "Distributor") to distribute securities of certain portfolios of the Trust; and

                  WHEREAS, the Board of Trustees of the Trust has determined to adopt this Distribution Plan (the "Plan") with respect to certain portfolios ("Funds") and has determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders; and

                  WHEREAS, a majority of the Trust's Trustees are not "interested persons" (as defined in the Act), the nomination of Trustees who are not "interested persons" of the Trust has been committed to a committee consisting solely of Trustees who are not interested persons, and the Trust's non-interested Trustees are represented by independent legal counsel, as defined in the Act.


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


                  NOW THEREFORE, the Trust hereby adopts the Plan on the following terms and conditions:

                  1. The Plan shall pertain to such Funds and Classes as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan ("Supplement").

                  2. The Trust will pay distribution expenses directly or will reimburse the Distributor for costs and expenses incurred in connection with distribution and marketing of shares of the Funds. Such distribution costs and expenses would include (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form-of advertising, (ii) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or institution receiving such fees, (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors, and (v) such other similar services as an executive officer of the Trust determines to be reasonably calculated to result in the sale of shares of the Funds.
                  The Distributor will be reimbursed for such costs, expenses or payments on a monthly basis, subject to an annual limit of the average daily net assets of a Fund, or of each class, as applicable, as shall be set forth in any Supplement to the Plan with respect to a Fund or Class, subject further to any lower limits that may be required pursuant to applicable rules of the National Association of Securities Dealers. Payments made out of or charged against the assets of the Fund or Class, as applicable, must be in reimbursement for distribution services rendered



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

         for or on behalf of the Fund or Class. The Distributor also may receive and retain brokerage commissions with respect to portfolio transactions for the Fund to the extent not prohibited by applicable law or by the Fund's Prospectus or Statement of Additional Information.

                  3. The Trust shall pay all costs and expenses in connection with printing and distribution of the Funds' prospectuses and the implementation and operation of the Plan provided that expenses attributable to a Fund shall be paid by that Fund and expenses attributable to a Class shall be paid by that Class.

                  4. The Plan shall not take effect with respect to a Fund or Class until it has been approved by a vote of at least a majority (as defined in the Act) of the outstanding voting securities of that Fund or Class. With respect to the submission of the Plan for such a vote, it shall have been effectively approved with respect to a Fund or Class if a majority of the outstanding voting securities of each Fund or Class, as applicable, votes for approval of the Plan, notwithstanding that the matter has not been approved by a majority of the outstanding voting securities of the Trust (with respect to a Fund or Class) or the Fund (with respect to a Class). The Plan shall take effect with respect to any other Fund or Class established in the Trust provided the Plan is approved with respect to such Fund or Class as set forth in this paragraph and provided the Trustees have executed a Supplement as set forth in paragraph 1.

                  5. The Plan shall not take effect with respect to a Fund or Class until it has been approved, together with any related Agreements and Supplements, by votes of a majority of both (a) the Board of Trustees of the Trust and (b) those Trustees of the Trust who are not "interested persons" of the Trust (as defined in the Act) and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan Trustees"), cast in person at a


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

         meeting (or in meetings) called for the purpose of voting on the Plan and such related agreements.

                  6. The Plan, once approved for a Fund or Class, shall continue in effect for such Fund or Class so long as such continuance is specifically approved at least annually with respect to such Fund and Class in the manner provided for approval of the Plan in paragraph 5.

                  7. Any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to the Plan or any related agreement shall provide to the Trust's Board of Trustees, and the Board shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

                  8. Any agreement related to the Plan shall be in writing and shall provide: (a) that such agreement may be terminated with respect to a Fund or Class at any time, without payment of any penalty, by vote of a majority of the Plan Trustees or by vote of a majority of the outstanding voting securities of the Fund or Class, as applicable, on not more than 60 days written notice to any other party to the agreement; and (b) that such agreement shall terminate automatically in the event of its assignment.

                  9. The Plan may be terminated at any time with respect to a Fund or Class by vote of a majority of the Plan Trustees or by vote of a majority of the outstanding voting securities of that Fund or Class, as applicable. With respect to any Fund and Class for which the Plan is not terminated, the Plan will continue in effect subject to the provisions hereof.



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

                  10. The Plan may be amended at any time by the Board of Trustees provided that: (a) any amendment to increase materially the costs which a Fund or Class may bear for distribution pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the Fund or Class, as applicable, and upon compliance with conditions of applicable exemptive orders issued by, or rules of, the Securities and Exchange commission; and (b) any material amendments of the terms of the Plan shall become effective only upon approval as provided in paragraph 5 hereof.

                  11. While the Plan is in effect, the selection and nomination of Trustees who are not interested persons (as defined in the Act) of the Trust shall be committed to the discretion of the Trustees who are not interested persons and any person who acts as legal counsel to such Trustees shall be an independent legal counsel, as defined in the Act.

                  12. The Trust shall preserve copies of the Plan and any related agreements and all reports made pursuant to paragraph 7 hereof for a period of not less than six years from the date of the Plan, the agreements or such report, as the case may be, the first two years of which shall be in an easily accessible place.



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



                              TAMARACK FUNDS TRUST
                          DISTRIBUTION PLAN SUPPLEMENT
                              LARGE CAP EQUITY FUND
                                 MARCH 10, 1004

                  WHEREAS, Tamarack Funds Trust (the "Trust") is an open-end investment company organized as a Delaware statutory trust and consists of one or more separate investment portfolios, as may be established and designated by the Trustees from time to time;

                  WHEREAS, a separate series of shares of common stock of the Trust is offered to investors with respect to each investment portfolio; and

                  WHEREAS, each investment portfolio offers one or more classes of shares;

                  WHEREAS, the Trust has adopted a Master Distribution Plan ("Plan") which provides that it shall pertain to such investment portfolios and classes of shares as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

                  WHEREAS, Large Cap Equity Fund (the "Fund") is a separate investment portfolio of the Trust and offers five classes of shares ("Classes");

                  NOW, THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:



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

                  1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Fund and its Class A shares, Class C shares and Class R shares, the terms and conditions of such Plan being hereby incorporated herein by reference;

                  2. The terms "Fund" or "Funds" and "Class" or "Classes" as used in the Plan shall refer to the Fund and its Classes, respectively; and

                  3. As provided in paragraph 2 of the Plan, reimbursements by the Fund shall be subject to the following annual limits: (a) 0.50% of the average daily net assets attributable to Class A shares; (b) 1.00% of the average daily net assets attributable to Class C shares; and (c) 0.50% of the average daily net assets attributable to Class R shares, provided that for each Class, up to 0.25% of such average daily net assets may be designated out of such reimbursements as a "service fee," as defined in rules and policy statements of the National Association of Securities Dealers.














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




                              TAMARACK FUNDS TRUST
                          DISTRIBUTION PLAN SUPPLEMENT
                               MID CAP EQUITY FUND
                                 MARCH 10, 1004

                  WHEREAS, Tamarack Funds Trust (the "Trust") is an open-end investment company organized as a Delaware statutory trust and consists of one or more separate investment portfolios, as may be established and designated by the Trustees from time to time;

                  WHEREAS, a separate series of shares of common stock of the Trust is offered to investors with respect to each investment portfolio; and

                  WHEREAS, each investment portfolio offers one or more classes of shares;

                  WHEREAS, the Trust has adopted a Master Distribution Plan ("Plan") which provides that it shall pertain to such investment portfolios and classes of shares as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

                  WHEREAS, Mid Cap Equity Fund (the "Fund") is a separate investment portfolio of the Trust and offers five classes of shares ("Classes");

                  NOW, THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

                  1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Fund and its Class A shares, Class C shares and Class R shares, the terms and conditions of such Plan being hereby incorporated herein by reference;

                  2. The terms "Fund" or "Funds" and "Class" or "Classes" as used in the Plan shall refer to the Fund and its Classes, respectively; and

                  3. As provided in paragraph 2 of the Plan, reimbursements by the Fund shall be subject to the following annual limits: (a) 0.50% of the average daily net assets attributable to Class A shares; (b) 1.00% of the average daily net assets attributable to Class C shares; and (c) 0.50% of the average daily net assets attributable to Class R shares, provided that for each Class, up to 0.25% of such average daily net assets may be designated out of such reimbursements as a "service fee," as defined in rules and policy statements of the National Association of Securities Dealers.











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




                              TAMARACK FUNDS TRUST
                          DISTRIBUTION PLAN SUPPLEMENT
                              SMALL CAP EQUITY FUND
                                 MARCH 10, 1004

                  WHEREAS, Tamarack Funds Trust (the "Trust") is an open-end investment company organized as a Delaware Statutory Trust and consists of one or more separate investment portfolios, as may be established and designated by the Trustees from time to time;

                  WHEREAS, a separate series of shares of common stock of the Trust is offered to investors with respect to each investment portfolio; and

                  WHEREAS, each investment portfolio offers one or more classes of shares;

                  WHEREAS, the Trust has adopted a Master Distribution Plan ("Plan") which provides that it shall pertain to such investment portfolios and classes of shares as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

                  WHEREAS, Small Cap Equity Fund (the "Fund") is a separate investment portfolio of the Trust and offers five classes of shares ("Classes");

                  NOW, THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

                  1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Fund and its Class A shares, Class C shares and Class R shares, the terms and conditions of such Plan being hereby incorporated herein by reference;

                  2. The terms "Fund" or "Funds" and "Class" or "Classes" as used in the Plan shall refer to the Fund and its Classes, respectively; and

                  3. As provided in paragraph 2 of the Plan, reimbursements by the Fund shall be subject to the following annual limits: (a) 0.50% of the average daily net assets attributable to Class A shares; (b) 1.00% of the average daily net assets attributable to Class C shares; and (c) 0.50% of the average daily net assets attributable to Class R shares, provided that for each Class, up to 0.25% of such average daily net assets may be designated out of such reimbursements as a "service fee," as defined in rules and policy statements of the National Association of Securities Dealers.



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



                              TAMARACK FUNDS TRUST
                          DISTRIBUTION PLAN SUPPLEMENT
                                 ENTERPRISE FUND
                                 MARCH 10, 2004

                  WHEREAS, Tamarack Funds Trust (the "Trust") is an open-end investment company organized as a Delaware statutory trust and consists of one or more separate investment portfolios, as may be established and designated by the Trustees from time to time;

                  WHEREAS, a separate series of shares of common stock of the Trust is offered to investors with respect to each investment portfolio; and

                  WHEREAS, each investment portfolio offers one or more classes of shares;

                  WHEREAS, the Trust has adopted a Master Distribution Plan ("Plan") which provides that it shall pertain to such investment portfolios and classes of shares as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

                  WHEREAS, Enterprise Fund (the "Fund") is a separate investment portfolio of the Trust and offers four classes of shares ("Classes");

                  NOW, THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

                  1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Fund and its Class A shares, Class C shares and Class R shares, the terms and conditions of such Plan being hereby incorporated herein by reference;

                  2. The terms "Fund" or "Funds" and "Class" or "Classes" as used in the Plan shall refer to the Fund and its Classes, respectively; and

                  3. As provided in paragraph 2 of the Plan, reimbursements by the Fund shall be subject to the following annual limits: (a) 0.50% of the average daily net assets attributable to Class A shares; (b) 1.00% of the average daily net assets attributable to Class C shares; and (c) 0.50% of the average daily net assets attributable to Class R shares, provided that for each Class, up to 0.25% of such average daily net assets may be designated out of such reimbursements as a "service fee," as defined in rules and policy statements of the National Association of Securities Dealers.














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



                              TAMARACK FUNDS TRUST
                          DISTRIBUTION PLAN SUPPLEMENT
                            ENTERPRISE SMALL CAP FUND
                                 MARCH 10, 2004

                  WHEREAS, Tamarack Funds Trust (the "Trust") is an open-end investment company organized as a Delaware statutory trust and consists of one or more separate investment portfolios, as may be established and designated by the Trustees from time to time;

                  WHEREAS, a separate series of shares of common stock of the Trust is offered to investors with respect to each investment portfolio; and

                  WHEREAS, each investment portfolio offers one or more classes of shares;

                  WHEREAS, the Trust has adopted a Master Distribution Plan ("Plan") which provides that it shall pertain to such investment portfolios and classes of shares as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

                  WHEREAS, Enterprise Small Cap Fund (the "Fund") is a separate investment portfolio of the Trust and offers four classes of shares ("Classes");

                  NOW, THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

                  1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Fund and its Class A shares, Class C shares and Class R shares, the terms and conditions of such Plan being hereby incorporated herein by reference;

                  2. The terms "Fund" or "Funds" and "Class" or "Classes" as used in the Plan shall refer to the Fund and its Classes, respectively; and

                  3. As provided in paragraph 2 of the Plan, reimbursements by the Fund shall be subject to the following annual limits: (a) 0.50% of the average daily net assets attributable to Class A shares; (b) 1.00% of the average daily net assets attributable to Class C shares; and (c) 0.50% of the average daily net assets attributable to Class R shares, provided that for each Class, up to 0.25% of such average daily net assets may be designated out of such reimbursements as a "service fee," as defined in rules and policy statements of the National Association of Securities Dealers.











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



                              TAMARACK FUNDS TRUST
                          DISTRIBUTION PLAN SUPPLEMENT
                               MICROCAP VALUE FUND
                                 MARCH 10, 2004

                  WHEREAS, Tamarack Funds Trust (the "Trust") is an open-end investment company organized as a Delaware statutory trust and consists of one or more separate investment portfolios, as may be established and designated by the Trustees from time to time;

                  WHEREAS, a separate series of shares of common stock of the Trust is offered to investors with respect to each investment portfolio; and

                  WHEREAS, each investment portfolio offers one or more classes of shares;

                  WHEREAS, the Trust has adopted a Master Distribution Plan ("Plan") which provides that it shall pertain to such investment portfolios and classes of shares as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

                  WHEREAS, Microcap Value Fund (the "Fund") is a separate investment portfolio of the Trust and offers four classes of shares ("Classes");

                  NOW, THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:




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



                  1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Fund and its Class A shares, Class C shares and Class R shares, the terms and conditions of such Plan being hereby incorporated herein by reference;

                  2. The terms "Fund" or "Funds" and "Class" or "Classes" as used in the Plan shall refer to the Fund and its Classes, respectively; and

                  3. As provided in paragraph 2 of the Plan, reimbursements by the Fund shall be subject to the following annual limits: (a) 0.50% of the average daily net assets attributable to Class A shares; (b) 1.00% of the average daily net assets attributable to Class C shares; and (c) 0.50% of the average daily net assets attributable to Class R shares, provided that for each Class, up to 0.25% of such average daily net assets may be designated out of such reimbursements as a "service fee," as defined in rules and policy statements of the National Association of Securities Dealers.












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



                              TAMARACK FUNDS TRUST
                          DISTRIBUTION PLAN SUPPLEMENT
                                   VALUE FUND
                                 MARCH 10, 2004

                  WHEREAS, Tamarack Funds Trust (the "Trust") is an open-end investment company organized as a Delaware statutory trust and consists of one or more separate investment portfolios, as may be established and designated by the Trustees from time to time;

                  WHEREAS, a separate series of shares of common stock of the Trust is offered to investors with respect to each investment portfolio; and

                  WHEREAS, each investment portfolio offers one or more classes of shares;

                  WHEREAS, the Trust has adopted a Master Distribution Plan ("Plan") which provides that it shall pertain to such investment portfolios and classes of shares as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

                  WHEREAS, Value Fund (the "Fund") is a separate investment portfolio of the Trust and offers four classes of shares ("Classes");

                  NOW, THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

                  1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Fund and its Class A shares, Class C shares and Class R shares, the terms and conditions of such Plan being hereby incorporated herein by reference;

                  2. The terms "Fund" or "Funds" and "Class" or "Classes" as used in the Plan shall refer to the Fund and its Classes, respectively; and

                  3. As provided in paragraph 2 of the Plan, reimbursements by the Fund shall be subject to the following annual limits: (a) 0.50% of the average daily net assets attributable to Class A shares; (b) 1.00% of the average daily net assets attributable to Class C shares; and (c) 0.50% of the average daily net assets attributable to Class R shares, provided that for each Class, up to 0.25% of such average daily net assets may be designated out of such reimbursements as a "service fee," as defined in rules and policy statements of the National Association of Securities Dealers.

                              TAMARACK FUNDS TRUST
                          DISTRIBUTION PLAN SUPPLEMENT
                          SMALL CAP INTERNATIONAL FUND
                                 MARCH 10, 2004

                  WHEREAS, Tamarack Funds Trust (the "Trust") is an open-end investment company organized as a Delaware statutory trust and consists of one or more separate investment portfolios, as may be established and designated by the Trustees from time to time;

                  WHEREAS, a separate series of shares of common stock of the Trust is offered to investors with respect to each investment portfolio; and

                  WHEREAS, each investment portfolio offers one or more classes of shares;

                  WHEREAS, the Trust has adopted a Master Distribution Plan ("Plan") which provides that it shall pertain to such investment portfolios and classes of shares as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

                  WHEREAS, Small Cap International Fund (the "Fund") is a separate investment portfolio of the Trust and offers four classes of shares ("Classes");

                  NOW, THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

                  1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Fund and its Class A shares, Class C shares and Class R shares, the terms and conditions of such Plan being hereby incorporated herein by reference;

                  2. The terms "Fund" or "Funds" and "Class" or "Classes" as used in the Plan shall refer to the Fund and its Classes, respectively; and

                  3. As provided in paragraph 2 of the Plan, reimbursements by the Fund shall be subject to the following annual limits: (a) 0.50% of the average daily net assets attributable to Class A shares; (b) 1.00% of the average daily net assets attributable to Class C shares; and (c) 0.50% of the average daily net assets attributable to Class R shares, provided that for each Class, up to 0.25% of such average daily net assets may be designated out of such reimbursements as a "service fee," as defined in rules and policy statements of the National Association of Securities Dealers.

                              TAMARACK FUNDS TRUST
                          DISTRIBUTION PLAN SUPPLEMENT
                             GOVERNMENT INCOME FUND
                                 MARCH 10, 2004

                  WHEREAS, Tamarack Funds Trust (the "Trust") is an open-end investment company organized as a Delaware statutory trust and consists of one or more separate investment portfolios, as may be established and designated by the Trustees from time to time;

                  WHEREAS, a separate series of shares of common stock of the Trust is offered to investors with respect to each investment portfolio; and

                  WHEREAS, each investment portfolio offers one or more classes of shares;

                  WHEREAS, the Trust has adopted a Master Distribution Plan ("Plan") which provides that it shall pertain to such investment portfolios and classes of shares as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

                  WHEREAS, Government Income Fund (the "Fund") is a separate investment portfolio of the Trust and offers five classes of shares ("Classes");

                  NOW, THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

                  1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Fund and its Class A shares, Class C shares and Class R shares, the terms and conditions of such Plan being hereby incorporated herein by reference;

                  2. The terms "Fund" or "Funds" and "Class" or "Classes" as used in the Plan shall refer to the Fund and its Classes, respectively; and

                  3. As provided in paragraph 2 of the Plan, reimbursements by the Fund shall be subject to the following annual limits: (a) 0.50% of the average daily net assets attributable to Class A shares; (b) 1.00% of the average daily net assets attributable to Class C shares; and (c) 0.50% of the average daily net assets attributable to Class R shares, provided that for each Class, up to 0.25% of such average daily net assets may be designated out of such reimbursements as a "service fee," as defined in rules and policy statements of the National Association of Securities Dealers.

                              TAMARACK FUNDS TRUST
                          DISTRIBUTION PLAN SUPPLEMENT
                            QUALITY FIXED INCOME FUND
                                 MARCH 10, 2004

                  WHEREAS, Tamarack Funds Trust (the "Trust") is an open-end investment company organized as a Delaware statutory trust and consists of one or more separate investment portfolios, as may be established and designated by the Trustees from time to time;

                  WHEREAS, a separate series of shares of common stock of the Trust is offered to investors with respect to each investment portfolio; and

                  WHEREAS, each investment portfolio offers one or more classes of shares;

                  WHEREAS, the Trust has adopted a Master Distribution Plan ("Plan") which provides that it shall pertain to such investment portfolios and classes of shares as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

                  WHEREAS, Quality Fixed Income Fund (the "Fund") is a separate investment portfolio of the Trust and offers five classes of shares ("Classes");

                  NOW, THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

                  1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Fund and its Class A shares, Class C shares and Class R shares, the terms and conditions of such Plan being hereby incorporated herein by reference;

                  2. The terms "Fund" or "Funds" and "Class" or "Classes" as used in the Plan shall refer to the Fund and its Classes, respectively; and

                  3. As provided in paragraph 2 of the Plan, reimbursements by the Fund shall be subject to the following annual limits: (a) 0.50% of the average daily net assets attributable to Class A shares; (b) 1.00% of the average daily net assets attributable to Class C shares; and (c) 0.50% of the average daily net assets attributable to Class R shares, provided that for each Class, up to 0.25% of such average daily net assets may be designated out of such reimbursements as a "service fee," as defined in rules and policy statements of the National Association of Securities Dealers.

                              TAMARACK FUNDS TRUST
                          DISTRIBUTION PLAN SUPPLEMENT
                              TAX-FREE INCOME FUND
                                 MARCH 10, 2004

                  WHEREAS, Tamarack Funds Trust (the "Trust") is an open-end investment company organized as a Delaware statutory trust and consists of one or more separate investment portfolios, as may be established and designated by the Trustees from time to time;

                  WHEREAS, a separate series of shares of common stock of the Trust is offered to investors with respect to each investment portfolio; and

                  WHEREAS, each investment portfolio offers one or more classes of shares;

                  WHEREAS, the Trust has adopted a Master Distribution Plan ("Plan") which provides that it shall pertain to such investment portfolios and classes of shares as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

                  WHEREAS, Tax-Free Income Fund (the "Fund") is a separate investment portfolio of the Trust and offers four classes of shares ("Classes");

                  NOW, THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

                  1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Fund and its Class A shares, Class C shares and Class R shares, the terms and conditions of such Plan being hereby incorporated herein by reference;

                  2. The terms "Fund" or "Funds" and "Class" or "Classes" as used in the Plan shall refer to the Fund and its Classes, respectively; and

                  3. As provided in paragraph 2 of the Plan, reimbursements by the Fund shall be subject to the following annual limits: (a) 0.50% of the average daily net assets attributable to Class A shares; (b) 1.00% of the average daily net assets attributable to Class C shares; and (c) 0.50% of the average daily net assets attributable to Class R shares, provided that for each Class, up to 0.25% of such average daily net assets may be designated out of such reimbursements as a "service fee," as defined in rules and policy statements of the National Association of Securities Dealers.

                              TAMARACK FUNDS TRUST
                          DISTRIBUTION PLAN SUPPLEMENT
                        NORTH CAROLINA TAX-FREE BOND FUND
                                 MARCH 10, 2004

                  WHEREAS, Tamarack Funds Trust (the "Trust") is an open-end investment company organized as a Delaware statutory trust and consists of one or more separate investment portfolios, as may be established and designated by the Trustees from time to time;

                  WHEREAS, a separate series of shares of common stock of the Trust is offered to investors with respect to each investment portfolio; and

                  WHEREAS, each investment portfolio offers one or more classes of shares;

                  WHEREAS, the Trust has adopted a Master Distribution Plan ("Plan") which provides that it shall pertain to such investment portfolios and classes of shares as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Plan; and

                  WHEREAS, North Carolina Tax-Free Bond Fund (the "Fund") is a separate investment portfolio of the Trust and offers five classes of shares ("Classes");

                  NOW, THEREFORE, the Trustees of the Trust hereby take the following actions, subject to the conditions set forth:

                  1. As provided in paragraph 1 of the Plan, the Trust hereby adopts the Plan on behalf of the Fund and its Class A shares, Class C shares and Class R shares, the terms and conditions of such Plan being hereby incorporated herein by reference;

                  2. The terms "Fund" or "Funds" and "Class" or "Classes" as used in the Plan shall refer to the Fund and its Classes, respectively; and

                  3. As provided in paragraph 2 of the Plan, reimbursements by the Fund shall be subject to the following annual limits: (a) 0.50% of the average daily net assets attributable to Class A shares; (b) 1.00% of the average daily net assets attributable to Class C shares; and (c) 0.50% of the average daily net assets attributable to Class R shares, provided that for each Class, up to 0.25% of such average daily net assets may be designated out of such reimbursements as a "service fee," as defined in rules and policy statements of the National Association of Securities Dealers.